Exhibit 99.2

First-Quarter 2025 Detailed Supplemental Information

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	13,848	13,620	13,041	14,236	54,745	16,517				16,517
Equity in earnings of affiliates	421	403	441	440	1,705	392				392
Gain (loss) on dispositions	93	(5)	(2)	(35)	51	79				79
Other income	114	118	124	96	452	113				113
Total Revenues and Other Income	14,476	14,136	13,604	14,737	56,953	17,101				17,101

Costs and Expenses
Purchased commodities	5,334	4,858	4,747	5,073	20,012	6,188				6,188
Production and operating expenses	2,015	2,164	2,261	2,311	8,751	2,506				2,506
Selling, general and administrative expenses	178	164	186	630	1,158	191				191
Exploration expenses	112	102	70	71	355	117				117
Depreciation, depletion and amortization	2,211	2,334	2,390	2,664	9,599	2,746				2,746
Impairments	—	34	—	46	80	1				1
Taxes other than income taxes	555	536	476	520	2,087	551				551
Accretion on discounted liabilities	80	80	80	85	325	94				94
Interest and debt expense	205	198	189	191	783	205				205
Foreign currency transactions (gain) loss	(18)	9	(28)	(13)	(50)	30				30
Other expenses	(4)	(2)	(2)	189	181	6				6
Total Costs and Expenses	10,668	10,477	10,369	11,767	43,281	12,635				12,635
Income (loss) before income taxes	3,808	3,659	3,235	2,970	13,672	4,466				4,466
Income tax provision (benefit)	1,257	1,330	1,176	664	4,427	1,617				1,617
Net Income (loss)	2,551	2,329	2,059	2,306	9,245	2,849				2,849

Net Income (Loss) Per Share of Common Stock (dollars)
Basic	2.16	1.99	1.77	1.90	7.82	2.23				2.23
Diluted	2.15	1.98	1.76	1.90	7.81	2.23				2.23

Weighted-Average Common Shares Outstanding (in thousands)*
Basic	1,177,921	1,168,198	1,161,318	1,207,421	1,178,920	1,273,350				1,273,350
Diluted	1,180,320	1,170,299	1,163,227	1,209,163	1,180,871	1,274,879				1,274,879
*Ending Common Shares Outstanding is 1,262,410 as of March 31, 2025, compared with 1,275,867 as of December 31, 2024.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	468	495	370	473	1,806	466				466

Lower 48	1,766	1,626	1,588	1,658	6,638	2,238				2,238

Canada	236	347	35	322	940	337				337

Europe, Middle East and North Africa	1,081	917	976	1,069	4,043	1,341				1,341

Asia Pacific	517	539	528	350	1,934	375				375

Other International	(1)	3	1	(5)	(2)	2				2

Corporate and Other	(259)	(268)	(263)	(897)	(1,687)	(293)				(293)

Consolidated	3,808	3,659	3,235	2,970	13,672	4,466				4,466

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
EFFECTIVE INCOME TAX RATES

Alaska*	26.1%	27.4%	27.6%	25.4%	26.6%	29.8%				29.8%

Lower 48	21.8%	22.6%	21.9%	21.9%	22.0%	20.0%				20.0%

Canada	23.6%	24.6%	30.9%	23.5%	24.2%	24.1%				24.1%

Europe, Middle East and North Africa	71.9%	72.5%	69.5%	68.6%	70.6%	68.8%				68.8%

Asia Pacific	0.9%	17.8%	13.7%	10.7%	10.9%	17.1%				17.1%

Other International	7.7%	—	3.4%	18.0%	42.0%	0.6%				0.6%

Corporate and Other	33.8%	7.2%	13.4%	74.2%	47.9%	12.6%				12.6%

Consolidated	33.0%	36.3%	36.4%	22.3%	32.4%	36.2%				36.2%
*Alaska including taxes other than income taxes	42.5%	42.5%	42.8%	39.3%	41.7%	37.8%				37.8%

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	346	360	267	353	1,326	327				327

Lower 48	1,381	1,259	1,241	1,294	5,175	1,790				1,790

Canada	180	261	25	246	712	256				256

Europe, Middle East and North Africa	304	251	298	336	1,189	419				419

Asia Pacific	512	444	455	313	1,724	311				311

Other International	(1)	3	1	(4)	(1)	2				2

Corporate and Other	(171)	(249)	(228)	(232)	(880)	(256)				(256)

Consolidated	2,551	2,329	2,059	2,306	9,245	2,849				2,849

SPECIAL ITEMS

Alaska	—	—	—	—	—	58				58

Lower 48	66	—	—	(70)	(4)	93				93

Canada	—	—	—	—	—	—				—

Europe, Middle East and North Africa	—	—	—	—	—	—				—

Asia Pacific	76	—	—	—	76	—				—

Other International	—	—	—	—	—	—				—

Corporate and Other	—	—	(22)	(29)	(51)	19				19

Consolidated	142	—	(22)	(99)	21	170				170
Detailed reconciliation of these items is provided on page 5.

ADJUSTED EARNINGS

Alaska	346	360	267	353	1,326	269				269

Lower 48	1,315	1,259	1,241	1,364	5,179	1,697				1,697

Canada	180	261	25	246	712	256				256

Europe, Middle East and North Africa	304	251	298	336	1,189	419				419

Asia Pacific	436	444	455	313	1,648	311				311

Other International	(1)	3	1	(4)	(1)	2				2

Corporate and Other	(171)	(249)	(206)	(203)	(829)	(275)				(275)

Consolidated	2,409	2,329	2,081	2,405	9,224	2,679				2,679

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	26.1%	27.4%	27.6%	25.4%	26.6%	30.8%				30.8%

Lower 48	21.7%	22.6%	21.9%	21.9%	22.0%	22.5%				22.5%

Canada	23.6%	24.6%	30.9%	23.5%	24.2%	24.1%				24.1%

Europe, Middle East and North Africa	71.9%	72.5%	69.5%	68.6%	70.6%	68.8%				68.8%

Asia Pacific	15.6%	17.8%	13.7%	10.7%	14.8%	17.1%				17.1%

Other International	7.7	—	3.4%	18.0%	42.0%	0.6%				0.6%

Corporate and Other	33.8%	7.2%	12.3%	33.6%	22.3%	13.3%				13.3%

Consolidated	35.3%	36.3%	36.2%	34.1%	35.5%	37.9%				37.9%

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
DETAILED SPECIAL ITEMS

Alaska
Pending claims and settlements	—	—	—	—	—	77				77
Subtotal before income taxes	—	—	—	—	—	77				77
Income tax provision (benefit)	—	—	—	—	—	19				19
Total	—	—	—	—	—	58				58

Lower 48
Transaction and integration expenses	—	—	—	(43)	(43)	(16)				(16)
Impairments	—	—	—	(47)	(47)	—				—
Gain (loss) on asset sales	86	—	—	—	86	64				64
Subtotal before income taxes	86	—	—	(90)	(4)	48				48
Income tax provision (benefit)	20	—	—	(20)	—	(45)				(45)
Total	66	—	—	(70)	(4)	93				93

Canada
Total	—	—	—	—	—	—				—

Europe, Middle East and North Africa
Total	—	—	—	—	—	—				—

Asia Pacific
Income tax provision (benefit)[1]	(76)	—	—	—	(76)	—				—
Total	76	—	—	—	76	—				—

Other International
Total	—	—	—	—	—	—				—

Corporate and Other
Pending claims and settlements	—	—	—	16	16	46				46
Transaction and integration expenses	—	—	(28)	(471)	(499)	(37)				(37)
Gain (loss) on interest rate hedge[2]	—	—	—	35	35	15				15
Gain (loss) on debt extinguishment	—	—	—	(173)	(173)	—				—
Subtotal before income taxes	—	—	(28)	(593)	(621)	24				24
Income tax provision (benefit)[3]	—	—	(6)	(564)	(570)	5				5
Total	—	—	(22)	(29)	(51)	19				19

Total Company	142	—	(22)	(99)	21	170				170
[1]Includes a tax adjustment in 1Q24 related to Malaysia deepwater investment tax incentive.
[2]Interest rate hedging gain (loss) from PALNG Phase 1 Investment.
[3]Includes a tax adjustment related to the Marathon Oil acquisition and a deferred tax adjustment related to finalization of federal income tax regulations related to foreign currency in 4Q24.

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	5,574	4,294	5,221	5,607	5,607	6,309				6,309
Short-term investments	487	1,723	1,571	507	507	926				926
Accounts and notes receivable	5,458	5,307	4,815	6,695	6,695	6,400				6,400
Inventories	1,443	1,447	1,496	1,809	1,809	1,844				1,844
Prepaid expenses and other current assets	759	963	881	1,029	1,029	1,427				1,427
Total Current Assets	13,721	13,734	13,984	15,647	15,647	16,906				16,906
Investments and long-term receivables	9,132	9,304	9,192	9,869	9,869	10,008				10,008
Net properties, plants and equipment	69,907	70,226	70,725	94,356	94,356	94,316				94,316
Other assets	2,588	2,730	2,798	2,908	2,908	3,024				3,024
Total Assets	95,348	95,994	96,699	122,780	122,780	124,254				124,254

Liabilities
Accounts payable	5,138	5,156	5,190	6,044	6,044	7,349				7,349
Short-term debt	1,113	1,312	1,314	1,035	1,035	608				608
Accrued income and other taxes	2,116	2,016	2,473	2,460	2,460	2,919				2,919
Employee benefit obligations	405	516	627	1,087	1,087	652				652
Other accruals	1,391	1,324	1,161	1,498	1,498	1,801				1,801
Total Current Liabilities	10,163	10,324	10,765	12,124	12,124	13,329				13,329
Long-term debt	17,304	17,040	16,990	23,289	23,289	23,176				23,176
Asset retirement obligations and accrued environmental costs	7,141	7,238	7,337	8,089	8,089	8,146				8,146
Deferred income taxes	8,776	8,927	8,986	11,426	11,426	11,483				11,483
Employee benefit obligations	967	990	945	1,022	1,022	999				999
Other liabilities and deferred credits	1,672	1,730	1,795	2,034	2,034	1,883				1,883
Total Liabilities	46,023	46,249	46,818	57,984	57,984	59,016				59,016

Equity
Common stock issued
Par value	21	21	21	23	23	23				23
Capital in excess of par	61,300	61,381	61,430	77,529	77,529	77,554				77,554
Treasury stock	(66,974)	(68,005)	(69,184)	(71,152)	(71,152)	(72,666)				(72,666)
Accumulated other comprehensive income (loss)	(5,917)	(5,961)	(5,845)	(6,473)	(6,473)	(6,394)				(6,394)
Retained earnings	60,895	62,309	63,459	64,869	64,869	66,721				66,721
Total Equity	49,325	49,745	49,881	64,796	64,796	65,238				65,238
Total Liabilities and Equity	95,348	95,994	96,699	122,780	122,780	124,254				124,254

	2024					2025
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	2,551	2,329	2,059	2,306	9,245	2,849				2,849
Depreciation, depletion and amortization	2,211	2,334	2,390	2,664	9,599	2,746				2,746
Impairments	—	34	—	46	80	1				1
Dry hole costs and leasehold impairments	19	29	—	(2)	46	61				61
Accretion on discounted liabilities	80	80	80	85	325	94				94
Deferred taxes	87	124	38	118	367	(71)				(71)
Distributions more (less) than income from equity affiliates	308	56	181	19	564	(19)				(19)
(Gain) loss on dispositions	(93)	5	2	35	(51)	(79)				(79)
Other	(66)	76	(28)	148	130	(115)				(115)
Net working capital changes	(112)	(148)	1,041	(962)	(181)	648				648
Net Cash Provided by Operating Activities	4,985	4,919	5,763	4,457	20,124	6,115				6,115

Cash Flows from Investing Activities
Capital expenditures and investments	(2,916)	(2,969)	(2,916)	(3,317)	(12,118)	(3,378)				(3,378)
Working capital changes associated with investing activities	169	4	22	107	302	827				827
Acquisition of businesses, net of cash acquired	49	—	—	(73)	(24)	—				—
Proceeds from asset dispositions	173	5	39	44	261	635				635
Net sales (purchases) of investments	405	(1,199)	195	1,014	415	(400)				(400)
Other	(21)	8	2	25	14	(30)				(30)
Net Cash Used in Investing Activities	(2,141)	(4,151)	(2,658)	(2,200)	(11,150)	(2,346)				(2,346)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(505)	(58)	(44)	1,217	610	(547)				(547)
Issuance of company common stock	(61)	4	(9)	(12)	(78)	(52)				(52)
Repurchase of company common stock	(1,325)	(1,021)	(1,167)	(1,950)	(5,463)	(1,500)				(1,500)
Dividends paid	(924)	(915)	(910)	(897)	(3,646)	(998)				(998)
Other	(10)	(53)	(68)	(127)	(258)	(40)				(40)
Net Cash Used in Financing Activities	(2,825)	(2,043)	(2,198)	(1,769)	(8,835)	(3,137)				(3,137)

Effect of Exchange Rate Changes	(73)	4	41	(105)	(133)	83				83

Net Change in Cash, Cash Equivalents and Restricted Cash	(54)	(1,271)	948	383	6	715				715
Cash, cash equivalents and restricted cash at beginning of period	5,899	5,845	4,574	5,522	5,899	5,905				5,905
Cash, Cash Equivalents and Restricted Cash at End of Period	5,845	4,574	5,522	5,905	5,905	6,620				6,620
Restricted cash is included in the "Other assets" line of our Consolidated Balance Sheet.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	720	691	691	1,092	3,194	1,046				1,046

Lower 48	1,616	1,649	1,653	1,592	6,510	1,814				1,814

Canada	152	131	136	132	551	165				165

Europe, Middle East and North Africa	219	227	248	327	1,021	274				274

Asia Pacific	45	90	100	135	370	54				54

Other International	—	—	—	—	—	—				—

Corporate and Other	164	181	88	39	472	25				25
Total Capital Expenditures and Investments	2,916	2,969	2,916	3,317	12,118	3,378				3,378
Capitalized interest included in total capital expenditures and investments	50	58	66	74	248	80				80

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,902	1,945	1,917	2,183	1,987	2,389				2,389

Crude Oil (MBD)
Consolidated operations	928	942	945	1,058	969	1,153				1,153
Equity affiliates	16	13	12	12	13	13				13
Total	944	955	957	1,070	982	1,166				1,166

NGL (MBD)
Consolidated operations	271	287	302	355	304	394				394
Equity affiliates	8	8	8	7	8	8				8
Total	279	295	310	362	312	402				402

Bitumen (MBD)
Consolidated operations	129	133	87	139	122	143				143
Total	129	133	87	139	122	143				143

Natural Gas (MMCFD)
Consolidated operations	2,035	2,123	2,149	2,486	2,200	2,840				2,840
Equity affiliates	1,267	1,247	1,232	1,188	1,233	1,230				1,230
Total	3,302	3,370	3,381	3,674	3,433	4,070				4,070

Industry Prices
Crude Oil ($/BBL)
WTI	76.96	80.57	75.10	70.27	75.72	71.42				71.42
WCS	57.57	66.96	61.56	57.71	60.95	58.75				58.75
Brent dated	83.24	84.94	80.18	74.69	80.76	75.66				75.66
JCC ($/BBL)	92.29	84.19	87.58	85.98	87.51	78.31				78.31
Natural Gas ($/MMBTU)
Henry Hub first of month	2.25	1.89	2.15	2.79	2.27	3.65				3.65

Average Realized Prices
Total ($/BOE)	56.60	56.56	54.18	52.37	54.83	53.34				53.34

Crude Oil ($/BBL)
Consolidated operations	78.67	81.31	76.78	71.01	76.74	71.61				71.61
Equity affiliates	76.94	80.34	76.11	73.57	76.76	75.57				75.57
Total	78.64	81.30	76.77	71.04	76.74	71.65				71.65

NGL ($/BBL)
Consolidated operations	23.35	21.84	21.16	23.31	22.43	24.86				24.86
Equity affiliates	52.09	49.83	49.91	54.63	51.53	52.34				52.34
Total	24.25	22.60	21.93	23.93	23.19	25.40				25.40

Bitumen ($/BBL)
Consolidated operations	44.30	54.59	47.32	45.56	47.92	45.29				45.29
Total	44.30	54.59	47.32	45.56	47.92	45.29				45.29

Natural Gas ($/MCF)
Consolidated operations	2.91	1.88	1.99	3.52	2.61	4.76				4.76
Equity affiliates	8.26	7.98	8.41	8.31	8.22	7.56				7.56
Total	5.02	4.22	4.42	5.12	4.69	5.62				5.62

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Exploration Expenses ($ Millions)
Dry holes	19	25	—	(4)	40	43				43
Leasehold impairment	—	4	—	2	6	18				18
Total noncash expenses	19	29	—	(2)	46	61				61
Other (G&A, G&G and lease rentals)	93	73	70	73	309	56				56
Total exploration expenses	112	102	70	71	355	117				117

U.S. exploration expenses	66	42	22	28	158	42				42
International exploration expenses	46	60	48	43	197	75				75

DD&A ($ Millions)
Alaska	324	321	309	345	1,299	355				355
Lower 48	1,432	1,557	1,640	1,813	6,442	1,904				1,904
Canada	158	166	147	168	639	131				131
Europe, Middle East and North Africa	180	175	189	217	761	219				219
Asia Pacific	110	107	97	111	425	119				119
Other International	—	—	—	—	—	—				—
Corporate and Other	7	8	8	10	33	18				18
Total DD&A	2,211	2,334	2,390	2,664	9,599	2,746				2,746

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	180	170	162	179	173	184				184
Lower 48	553	575	603	677	602	753				753
Canada	18	17	15	16	17	17				17
Norway	68	68	70	72	69	68				68
Libya	50	51	40	52	48	60				60
Equatorial Guinea	—	—	—	3	1	8				8
Europe, Middle East and North Africa	118	119	110	127	118	136				136
China	32	34	34	32	33	36				36
Malaysia	27	27	21	27	26	27				27
Asia Pacific	59	61	55	59	59	63				63
Total consolidated operations	928	942	945	1,058	969	1,153				1,153
Equity affiliates	16	13	12	12	13	13				13
Total	944	955	957	1,070	982	1,166				1,166

NGL (MBD)
Consolidated operations
Alaska	14	14	14	16	15	16				16
Lower 48	247	264	278	327	279	363				363
Canada	6	6	7	6	6	6				6
Norway	4	3	3	4	4	4				4
Equatorial Guinea	—	—	—	2	—	5				5
Europe, Middle East and North Africa	4	3	3	6	4	9				9
Total consolidated operations	271	287	302	355	304	394				394
Equity affiliates	8	8	8	7	8	8				8
Total	279	295	310	362	312	402				402

Bitumen (MBD)
Canada	129	133	87	139	122	143				143
Total	129	133	87	139	122	143				143

Natural Gas (MMCFD)
Consolidated operations
Alaska	42	36	37	41	39	48				48
Lower 48	1,479	1,597	1,596	1,827	1,625	2,080				2,080
Canada	100	121	121	117	115	109				109
Norway	329	301	323	361	329	353				353
Libya	29	27	28	27	28	30				30
Equatorial Guinea	—	—	—	54	14	155				155
Europe, Middle East and North Africa	358	328	351	442	371	538				538
Malaysia	56	41	44	59	50	65				65
Asia Pacific	56	41	44	59	50	65				65
Total consolidated operations	2,035	2,123	2,149	2,486	2,200	2,840				2,840
Equity affiliates	1,267	1,247	1,232	1,188	1,233	1,230				1,230
Total	3,302	3,370	3,381	3,674	3,433	4,070				4,070

Total (MBOED)
Consolidated operations
Alaska	201	190	182	202	194	208				208
Lower 48	1,046	1,105	1,147	1,308	1,152	1,462				1,462
Canada	170	176	129	180	164	184				184
Norway	127	121	127	136	128	131				131
Libya	55	56	44	57	53	65				65
Equatorial Guinea	—	—	—	14	3	39				39
Europe, Middle East and North Africa	182	177	171	207	184	235				235
China	32	34	34	32	33	36				36
Malaysia	36	34	28	37	34	38				38
Asia Pacific	68	68	62	69	67	74				74
Total consolidated operations	1,667	1,716	1,691	1,966	1,761	2,163				2,163
Equity affiliates	235	229	226	217	226	226				226
Total	1,902	1,945	1,917	2,183	1,987	2,389				2,389

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	83.59	86.44	81.32	75.88	81.73	76.58				76.58
Lower 48	75.51	78.72	74.73	68.74	74.17	69.47				69.47
Canada	64.40	68.90	61.99	62.49	64.47	62.41				62.41
Norway	85.36	83.96	79.75	76.44	81.09	75.80				75.80
Libya	84.11	85.44	83.48	72.92	81.08	75.45				75.45
Equatorial Guinea	—	—	—	60.01	60.01	59.91				59.91
Europe, Middle East and North Africa	84.83	84.62	80.88	74.57	80.92	74.60				74.60
China	80.59	82.16	77.78	73.36	78.67	74.65				74.65
Malaysia	89.40	91.70	85.13	78.95	87.06	79.69				79.69
Asia Pacific	85.05	86.47	80.84	75.64	82.42	76.64				76.64
Total consolidated operations	78.67	81.31	76.78	71.01	76.74	71.61				71.61
Equity affiliates	76.94	80.34	76.11	73.57	76.76	75.57				75.57
Total	78.64	81.30	76.77	71.04	76.74	71.65				71.65

NGL ($/BBL)
Consolidated operations
Lower 48	22.67	21.57	20.64	23.09	22.02	24.84				24.84
Canada	35.47	27.01	28.11	27.97	29.59	27.96				27.96
Norway	46.32	39.60	46.08	47.56	45.50	45.58				45.58
Equatorial Guinea	—	—	—	1.00	1.00	1.00				1.00
Europe, Middle East and North Africa	46.32	39.60	46.08	31.53	40.29	23.76				23.76
Total consolidated operations	23.35	21.84	21.16	23.31	22.43	24.86				24.86
Equity affiliates	52.09	49.83	49.91	54.63	51.53	52.34				52.34
Total	24.25	22.60	21.93	23.93	23.19	25.40				25.40

Bitumen ($/BBL)
Canada	44.30	54.59	47.32	45.56	47.92	45.29				45.29
Total	44.30	54.59	47.32	45.56	47.92	45.29				45.29

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.91	4.03	3.98	3.75	3.90	3.87				3.87
Lower 48	1.57	0.32	0.18	1.39	0.87	2.65				2.65
Canada	1.01	0.36	0.10	0.80	0.54	1.35				1.35
Norway	9.02	9.89	11.19	13.96	11.11	14.86				14.86
Libya	6.39	6.23	6.05	6.11	6.20	5.68				5.68
Equatorial Guinea	—	—	—	9.84	9.84	11.10				11.10
Europe, Middle East and North Africa	8.81	9.59	10.76	13.01	10.70	13.16				13.16
Malaysia	3.68	3.98	3.62	3.72	3.74	3.67				3.67
Asia Pacific	3.68	3.98	3.62	3.72	3.74	3.67				3.67
Total consolidated operations	2.91	1.88	1.99	3.52	2.61	4.76				4.76
Equity affiliates	8.26	7.98	8.41	8.31	8.22	7.56				7.56
Total	5.02	4.22	4.42	5.12	4.69	5.62				5.62

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(171)	(249)	(228)	(232)	(880)	(256)				(256)

Detail of Corporate and Other Earnings (Loss), net of tax ($ Millions)
Net interest expense	(93)	(89)	(79)	(118)	(379)	(111)				(111)
Corporate G&A expenses	(105)	(78)	(99)	(434)	(716)	(110)				(110)
Technology*	(24)	(44)	(32)	(37)	(137)	(18)				(18)
Other	51	(38)	(18)	357	352	(17)				(17)
Total	(171)	(249)	(228)	(232)	(880)	(256)				(256)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Corporate and Other Interest Expense, before-tax ($ Millions)
Incurred interest	(255)	(256)	(255)	(265)	(1,031)	(285)				(285)
Capitalized interest*	50	58	66	74	248	80				80
Interest and debt expense	(205)	(198)	(189)	(191)	(783)	(205)				(205)
Interest income	101	95	105	93	394	74				74
Net Interest Expense	(104)	(103)	(84)	(98)	(389)	(131)				(131)
*Capitalized interest represents before-tax interest from external borrowings which is capitalized on major projects with an expected construction period of one year or longer.

Debt
Total debt ($ Millions)	18,417	18,352	18,304	24,324	24,324	23,784				23,784
Debt-to-capital ratio (%)	27%	27%	27%	27%	27%	27%				27%

Equity ($ Millions)	49,325	49,745	49,881	64,796	64,796	65,238				65,238

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGLs	Natural Gas Liquids
WCS	Western Canadian Select
WTI	West Texas Intermediate

Units of Measurement
BBL	Barrel
BOE	Barrel of Oil Equivalent
MMBBL	Million of Barrels
MBD	Thousand of Barrels per Day
MBOED	Thousand of Barrels of Oil Equivalent per Day
MCF	Thousand Cubic Feet
MMBTU	Million British Thermal Units
MMCFD	Million Cubic Feet per Day